Exhibit 10.1


                   AQUACELL TECHNOLOGIES, INC.

                     SUBSCRIPTION AGREEMENT


                          INSTRUCTIONS


        IMPORTANT:  PLEASE READ CAREFULLY BEFORE SIGNING.
   SIGNIFICANT REPRESENTATIONS ARE CONTAINED IN THIS DOCUMENT.


     1.   Fill in your name and amount of investment on Page 1.

     2.   Individual   Investors  must  complete  the   requested
          information on pages 9 and 10 and sign the signature page on Page 10.

     3.   Entity    Investors   must   complete   the   requested
          information on pages 11-12 and if applicable,  page  13
          and  sign  the  signature  page  on  page  12  and   if
          applicable, page 13.


               DELIVER THE EXECUTED AGREEMENTS TO:

                   AQUACELL TECHNOLOGIES, INC.
                     10410 TRADEMARK STREET
                   RANCHO CUCAMONGA, CA 91730
                        ATTN: GARY WOLFF
     ALONG WITH PAYMENT FOR THE PREFERRED STOCK AND CLASS A
                     WARRANTS SUBSCRIBED FOR

      If  you are tendering a check, make it payable to "AquaCell
Special  Account."   If you are paying by wire  transfer,  please
contact Gary Wolff for instructions at (800) 326-5222.

      If you have any questions regarding this form, please contact Gary Wolff for instructions at (800) 326-5222.

                      Print Name of Subscriber __________________

                          Amount of Investment __________________


                     SUBSCRIPTION AGREEMENT


AquaCell    Technologies,   Inc.  ("Company")  and  the  Investor
hereby agree as follows:

1. Subscription for Securities. I (sometimes referred to herein as the "Investor") hereby subscribe for and agree to purchase the number of shares of Series A Preferred Stock ("Preferred Stock") and Class A warrants ("Class A Warrants") to purchase shares of common stock, par value $.001 per share ("Common Stock") of the Company set forth on the signature page hereto upon the terms and conditions described in this Agreement. The purchase price per share of Preferred Stock and Class A Warrant will be equal to $0.63. The exercise price of the Class A Warrants will be $1.16.

2. Offering Period. The Preferred Stock and Class A Warrants will be offered for sale until March 15, 2003, which may be extended to March 31, 2003 without notice to subscribers, at the discretion of the Company (such date, as it may be extended, is referred to as the "Termination Date").

3. Investor Delivery of Documents and Payment. I hereby tender to the Company (i) the full purchase price of the Preferred Stock and Class A Warrants I am purchasing by check or wire and (ii)
one manually executed copy of this Subscription Agreement. If the Company does not receive and accept my subscription by the Termination Date, my payment will be returned to me without interest or deduction.

4. Acceptance or Rejection of Subscription. The Company has the right to reject this subscription for the Preferred Stock and Class A Warrants, in whole or in part for any reason and at any time prior to the Closing, notwithstanding prior receipt by me of notice of acceptance of my subscription. In the event my subscription is rejected, my payment will be returned promptly to me without interest or deduction and this Subscription Agreement will have no force or effect. The Preferred Stock and Class A Warrants subscribed for herein will not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to my subscription has occurred.

5. Closing and Delivery of Securities. The offering is being made on a "best efforts" basis. Accordingly, there is no minimum amount of Preferred Stock and Class A Warrants that must be subscribed for in order for the Company to hold a closing ("Closing") with respect to the Preferred Stock and Class A Warrants that are subscribed and paid for. The Company anticipates it will hold only one Closing, but it may hold several closings from time to time for subscriptions accepted up to the Termination Date. In the event my subscription is accepted and there is a Closing, my payment will be released to the Company and the certificates representing the shares of Preferred Stock and Class A Warrants will be delivered promptly to me along with a copy of a fully executed version of this Agreement.

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6.   Offering to Accredited Investors.  This  offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended ("Securities Act"), and Rule
501   promulgated   thereunder,   and   is  being  made   without
registration under the Securities Act in reliance upon the exemptions contained in Sections 3(b), 4(2) and/or 4(6) of the
Securities   Act   and  applicable  state  securities  laws.   As
indicated by the responses on the signature page hereof, the Investor is an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder.

7.   Registration Rights.

  7.1. Filing of Registration Statement. The Company will file a registration statement with the Securities and Exchange Commission ("Commission") under the Securities Act relating to the resale of the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Class A Warrants (collectively, "Underlying Common Stock") not later than one hundred eighty (180) days after the final Closing under this Offering ("Filing Date"). The Company will use its reasonable commercial efforts to cause the registration statement to be declared effective by the Commission.

  7.2. Procedures. The Company will promptly give written notice of such proposed registration to all holders ("Holders") of Preferred Stock and Class A Warrants and will forward a selling stockholder questionnaire to each Holder that must be completed by the Holder and returned to the Company in order for the Underlying Common Stock to be included in the registration statement.

  7.3. Effective and Current. The Company will use its reasonable commercial efforts to keep the registration statement which registers the Underlying Common Stock pursuant hereto effective and the related prospectus current until the earlier of the date by which all of the registered Underlying Common Stock has been sold and the date that the Underlying Common Stock may be sold pursuant to Rule 144(k) promulgated under the Securities Act.

  7.4. Amended Prospectus. The Company will notify each Holder of such Underlying Common Stock as expeditiously as possible following the effectiveness of such registration statement, of any request by the Commission for the amending or supplementing of such registration statement or prospectus. If the prospectus is amended to comply with the requirements of the Securities Act, the Holders, if notified by the Company, will immediately cease making offers of the Underlying Common Stock and return all prospectuses to the Company and the Company will promptly provide the Holders with revised prospectuses to enable the Holders to resume making offers of the Underlying Common Stock. The Company will promptly notify the Holders, if after delivery of a prospectus to the Holders, that, in the judgment of the Company, it is advisable to suspend use of the prospectus delivered to the Holders due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company. Upon receipt of such notice, each such Holder will immediately

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discontinue any sales of Underlying Common Stock pursuant to such registration statement until such Holder has received copies of a supplemented or amended prospectus or until such Holder is
advised  in  writing  by   the  Company  that  the  then  current
prospectus  may be used and has received copies of any additional
or  supplemental   filings  that   are  incorporated  or   deemed
incorporated by reference in such prospectus.

  7.5. Covenants. After the filing of the registration statement, the Company will:

    (a) as expeditiously as possible furnish to each Holder such reasonable numbers of copies of the prospectus in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Underlying Common Stock owned by such Holder; and

    (b) as expeditiously as possible, notify each Holder, promptly after it receives notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

  7.6. Fees and Expenses. In any registration statement in which Underlying Common Stock are included, the Company will bear all expenses and pay all fees incurred in connection therewith, excluding underwriting discounts and commissions payable with respect to the Underlying Common Stock, but including the expenses of providing a reasonable number of copies of the prospectus contained therein to the Holders.

  7.7. Indemnification.

    (a) The Company will indemnify the Holders of the Underlying Common Stock to be sold pursuant to any registration statement hereunder, the officers and directors of each Holder, each underwriter of such Underlying Common Stock and each person, if any, who controls such Holders or underwriters within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any state securities law or regulation, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between (A) the indemnified party and any third party or otherwise or (B) the indemnitor and the indemnified party only with respect to an action or proceeding to enforce the indemnification provisions of this Section 7.7(a) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise under the laws of any of the United States or foreign countries, arising from such registration statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (x) any preliminary prospectus, the registration statement or prospectus (as from time to time each may be amended and supplemented); (y) any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Underlying Common Stock; or (z) any application or other document or written communication (collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Underlying Common Stock under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or

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any  securities  exchange; or the omission  or  alleged  omission therefrom  of  a material fact required to be stated  therein  or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to the Company by
and   with   respect  to  such  registered  holders   ("Purchaser
Information") expressly for use in any preliminary prospectus, the registration statement or prospectus, or any amendment or supplement thereof, or in any application, as the case may be, or unless the indemnities failed to deliver a final prospectus in which the material misstatement or omission was corrected.
Subject to the foregoing provisions of this paragraph, the Company will reimburse such Holder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. The Company agrees promptly to notify such Holders of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Underlying Common Stock or in connection with the registration statement or prospectus.

    (b) The Holders agree to indemnify and hold harmless the Company, the officers and directors of the Company and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act against all loss, claim, damage, expense or liability to which the Company or such controlling person may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon Purchaser Information that is included or relied upon by the Company in the registration statement or prospectus or any amendment or supplement thereto or in any application; and will reimburse the Company, officer, director and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided that such loss, claim, damage, expense or liability is found ultimately to arise out of or be based upon such Purchaser Information.

    (c) Any party entitled to indemnification hereunder ("Indemnified Party") will permit the Company to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Company, who will conduct the defense of such claim or litigation, will be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Company will pay such expense if representation of such Indemnified Party by the counsel retained by the Company would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event will the Company be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Company is also responsible for the expenses of such defense if the Company does not elect to assume such defense. The Company, in the defense of any such claim or litigation may not, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party may consent to entry of any judgment or settle

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such claim or litigation without the prior written consent of the
Company, which consent may not be unreasonably withheld.

  7.8. Expiration of Registration Rights. Notwithstanding anything to the contrary contained herein, such registration is not required for a Holder of Underlying Common Stock if in the opinion of counsel to the Company, the Holder can sell his Underlying Common Stock without restriction under Rule 144(k) promulgated under the Securities Act and all restrictive legends under the Securities Act are removed from the certificates representing such securities and any stop transfer order for such certificates is removed.

  7.9. Successors. The registration rights granted to the Holders inure to the benefit of all the Holder's successors, heirs, pledges, assignees, transferees and purchasers of the Preferred Stock, Class A Warrants or underlying securities.

8.  Investor Representations and Warranties.

  8.1. Investor Representations. I am aware that, except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith will survive my death or disability. In order to induce the Company to issue and sell the Preferred Stock and Class A Warrants to me, I represent and warrant that the information relating to me stated herein is true and complete as of the date hereof and will be true and complete as of the date on which my purchase of Preferred Stock and Class A Warrants becomes effective. If, prior to the final consummation of the offer and sale of the Preferred Stock and Class A Warrants, there should be any change in such information or any of such information becomes incorrect or incomplete, I agree to notify the Company and supply the Company promptly with corrective information.

  8.2. Information About the Company.

    (a) I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of verifying the information, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the offering of the Preferred Stock and Class A Warrants and the business and operations of the Company and all such questions have been answered to my full satisfaction. I also have been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. I have received all information and materials regarding the Company that I have reasonably requested. After my reading of the materials about the Company, I understand that there is no assurance as to the future performance of the Company.

    (b) I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company. I am not participating in the offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over

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television, radio or the Internet or (ii) any seminar or  meeting whose attendees have been invited by any general solicitation or general advertising.

  8.3. Speculative Investment. I am aware that the Preferred Stock and Class A Warrants are a speculative investment that involves a high degree of risk including, but not limited to, the risk of losses from operations of the Company and the total loss of my investment. I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Preferred Stock and Class A Warrants and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and have relied solely upon my own investigation in making a decision to invest in the Company. I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment. I believe that the investment in the Preferred Stock and Class A Warrants is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company. The investment in the Company does not constitute all or substantially all of my investment portfolio.

  8.4. Restrictions on Transfer. I understand that (i) none of the shares of Preferred Stock, Class A Warrants or Underlying Common Stock have been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws. Other than as set forth herein, I acknowledge that there is no assurance that the Company will file any registration statement for the securities I am purchasing, that such registration statement, if filed, will be declared effective or, if declared effective, that the Company will be able to keep it effective until I sell the securities registered thereon. Furthermore, I agree to furnish the Company with such information regarding myself and the distribution of the securities proposed by me as the Company may request in connection with any registration, qualification or compliance with the Company's registration obligations set forth herein.

  8.5. Investment Representation. I am purchasing the Preferred Stock and Class A Warrants for my own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the securities, nor with any present intention of selling or otherwise disposing of all or any part of the Preferred Stock, Class A Warrants or Underlying Common Stock. I understand that, although there is a public market for the Underlying Common Stock, there is no assurance that such market will continue and there is no market at present for the Preferred Stock or Class A Warrants and it is unlikely that a market will ever develop for these securities in the future. I understand and agree that the Preferred Stock, Class A Warrants and Underlying Common Stock cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available. I understand that, except as set forth herein, the Company is under no obligation to register the securities or to assist me in complying with any exemption from such registration

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under the Securities Act or any state securities  laws.  I hereby authorize the Company to place a legend denoting the restrictions on the certificates representing the securities.

  8.6. Entity Authority. If the Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh Plan or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

  8.7. No Offer Until Determination of Suitability. I acknowledge that any delivery to me of the documents relating to the offering of the Preferred Stock and Class A Warrants prior to the determination by the Company of my suitability will not constitute an offer of the Preferred Stock and Class A Warrants until such determination of suitability is made.

9. Indemnification. I hereby agree to indemnify and hold harmless the Company, its respective officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained herein or
(b) arise out of or are based upon any breach by me of any representation, warranty or agreement made by me contained herein.

10. Severability; Remedies. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void parts were deleted.

11. Governing Law and Jurisdiction. This Subscription Agreement will be deemed to have been made and delivered in Rancho Cucamonga, California and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in the United States District Court for the Central District of California, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the United States District Court for the Central District of California in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in United States District Court for the Central District of California and (v) agrees that service of process upon it mailed by certified mail to its address set forth on my signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

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12.  Counterparts.  This  Subscription  Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

13. Notices. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to me should be sent to my preferred address on the signature page hereto. All communications to the Company should be sent to:

                  AquaCell Technologies, Inc.
                  1040 Trademark Street
                  Rancho Cucamonga, California 91730
                  Attn:  James C. Witham, Chief Executive Officer
                  Tel:  (909) 987-0456
                  Fax: (909) 987-6306

With copies to:   Harold Paul LLC
                  1465 Post Road East
                  Westport, Connecticut 06880
                  Attn:  Harold W. Paul, Esq.
                  Tel:  (203) 256-8005
                  Fax: (203) 226-9294


14. Oral Evidence. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

15. Section Headings. Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

16. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Preferred Stock and Class A Warrants.

17.  Acceptance  of  Subscription.  The  Company may accept  this
Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

SIGNATURE PAGE FOR INDIVIDUAL INVESTORS - COMPLETE ALL INFORMATION

Name:_____________________  Name of Joint Investor (if any):____________________

Residence Address:______________________________________________________________

Telephone:  (H)________________  (W)____________________   Fax__________________

Occupation:___________________  Employer:_______________________________________

Business Address:_______________________________________________________________

Send communications to:  __ Home  __ Office  __ E-Mail:_________________________

Age:_______________

Social Security Number:____________________

Check manner in which securities are to be held:

__ Individual Ownership     __ Tenants in Common     __ Joint Tenants with
                                                        Right of Survivorship
                                                        (both parties must sign)

__ Community Property                                __ Other (please indicate)

                                                        ________________________

Amount of Investment:

Number of shares:______________

Corresponding dollar amount ($0.63 multiplied by number of shares): $___________

Accredited Investor Status For Individuals.  (INVESTORS THAT  ARE CORPORATIONS,
LIMITED   LIABILITY   COMPANIES,   PARTNERSHIPS, REVOCABLE  TRUSTS,  IRREVOCABLE
TRUSTS, EMPLOYEE BENEFIT PLAN TRUSTS AND INDIVIDUAL RETIREMENT ACCOUNTS SHOULD IGNORE THE FOLLOWING QUESTIONS AND PROCEED TO THE ENTITY SIGNATURE PAGE).

     (a) I am an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (check any boxes that apply):

      ____ My individual annual income during each of the two most recent years exceeded $200,000 and I expect my annual income during the current year will exceed $200,000.

      ____ If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I expect my joint annual income with my spouse during the current year will exceed $300,000.

      ____       My   individual  or  joint  (together  with  my
                 spouse)  net  worth (including  my  home,  home
                 furnishings     and    automobiles)     exceeds
                 $1,000,000.

     (b)   The aggregate value of my assets is approximately $___________.

     (c)  My aggregate liabilities are approximately $___________.

     (d)  My current and expected income is:

                      YEAR               INCOME

                2003 (Estimated)    $______________

                2002 (Estimated)    $______________

                 2001 (Actual)      $______________

                 2000 (Actual)      $______________

     I hereby confirm the information set forth above is true and correct in all respects as of the date hereof and will be on the date of the purchase of Preferred Stock and Class A Warrants.

  ALL INVESTORS MUST SIGN AND                The foregoing subscription is
  PRINT NAME BELOW                           accepted and the Company hereby
                                             agrees to be bound by its terms.
  Signature:___________________________
                                             AQUACELL TECHNOLOGIES, INC.
  Print Name:__________________________

  Date:________________________________      By:_____________________________

  Signature:___________________________      Name:___________________________

  Print Name:__________________________      Title:__________________________

  Date:________________________________      Date:___________________________

SIGNATURE PAGE FOR ENTITY INVESTORS - COMPLETE ALL INFORMATION

Name of Entity:_________________________________________________________________

Address of Principal Office:____________________________________________________

Telephone:____________________________     Fax:_________________________________

Taxpayer Identification Number:____________________________

Check type of Entity:
 ___  Employee      ___  Limited      ___  General      ___  Individual
      Benefit Plan       Partnership       Partnership       Retirement
      Trust                                                  Account

 ___  Limited       ___  Revocable    ___  Corporation  ___  Other
      Liability          Trust                               (please
      Company                                                indicate)

 ___ Irrevocable Trust (If the Investor is an Irrevocable Trust, a supplemental questionnaire must be completed by the person directing the decision for the trust to determine by accredited investor status. Please contact the Company for a copy of such supplemental questionnaire.)


Amount of Investment:

Number of shares:______________

Corresponding dollar amount ($0.63 multiplied by number of shares): $___________

Date of Formation or incorporation:____________   State of Formation:___________

Describe the business of the Entity:

________________________________________________________________________________

List the names and positions of the executive officers, managing members, partners or trustees authorized to act with respect to investments by the Entity generally and specify who has the authority to act with respect to this investment.
                                                            Authority for
                                                           this investment
Name                                  Position               (yes or no)

______________________________    ________________    __________________________

______________________________    ________________    __________________________

Accredited Investor Status for Entities.

     (a) Check all boxes which apply (IRA Entities can skip this question and go to (b)):

 ____ The Entity was not formed for the specific purpose of investing in the
      Company.
 ____ The Entity has total assets in excess of $5 million dollars.
 ____ For Employee Benefit Plan Trusts Only:  The decision to invest in the
      Company was made by a plan fiduciary, as defined in Section 3(21) of ERISA, who is either a bank, insurance company or registered investment advisor.

     (b) If you did not check the first two of the three boxes in Question (a) or if the Entity is an Individual Retirement Account, a Self-directed Employee Benefit Plan Trust or an Irrevocable Trust, list the name of each person who:

            (i) owns an equity interest in the Entity (i.e., each shareholder if the Entity is a corporation, each member if the Entity is a limited liability company and each partner if the Entity is a partnership); or

            (ii) is a grantor for the revocable trust or Individual Retirement Account; or

            (iii) is the person making the investment decision for a self-directed Employee Benefit Plan Trust; or

            (iv) is the person making the investment decisions for an Irrevocable Trust.

          ___________________________        __________________________

          ___________________________        __________________________

EACH PERSON LISTED ABOVE MUST SEPARATELY COMPLETE AND SUBMIT TO THE COMPANY THE ANSWERS TO THE QUESTIONS FOLLOWING THE SIGNATURE BOX BELOW AND SIGN THE WRITTEN CONFIRMATION IMMEDIATELY FOLLOWING.

   INVESTOR:                                 The foregoing subscription is
                                             accepted and the Company hereby
                                             agrees to be bound by its terms.

   ____________________________________      AQUACELL TECHNOLOGIES, INC.
   Signature of Authorized Signatory
                                             By:______________________________

   Name:_______________________________      Name:____________________________

   Title:______________________________      Title:___________________________

   Date:_______________________________      Date:____________________________

Accredited Investor Questions for Entity equity owners and investment decision makers

     (a) I am an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (check any boxes that apply):

      ____ My individual annual income during each of the two most recent years exceeded $200,000 and I expect my annual income during the current year will exceed $200,000.

      ____ If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I expect my joint annual income with my spouse during the current year will exceed $300,000.

      ____ My individual or joint (together with my spouse) net worth (including my home, home furnishings and automobiles) exceeds
                 $1,000,000.

     (b)  The aggregate value of my assets is approximately $___________.

     (c)  My aggregate liabilities are approximately $___________.

     (d)  My current and expected income is:

                      YEAR               INCOME

                2003 (Estimated)    $______________

                2002 (Estimated)    $______________

                 2001 (Actual)      $______________

                 2000 (Actual)      $______________

I hereby confirm the information set forth above is true and correct in all respects as of the date hereof and will be on the date of the purchase of Preferred Stock and Class A Warrants.

Date:__________________________________      __________________________________
                                             Name: